Business Combinations	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Business Combinations

(8) Business Combinations

FDIC-Assisted Transactions

Since April 2010, the Company has acquired the banking operations, including the acquisition of certain assets and the assumption of liabilities, of six financial institutions in FDIC-assisted transactions.

The following table presents details related to these transactions:

(Dollars in thousands)	Lincoln Park	Wheatland	Ravenswood	Community First Bank - Chicago	The Bank of Commerce	First Chicago

Date of acquisition	April 23, 2010	April 23, 2010	August 6, 2010	February 4, 2011	March 25, 2011	July 8, 2011

Fair value of assets acquired, at the acquisition date	$157,078	$343,870	$173,919	$50,891	$173,986	$768,873
Fair value of loans acquired, at the acquisition date	103,420	175,277	97,956	27,332	77,887	330,203
Fair value of liabilities assumed, at the acquisition date	192,018	415,560	122,943	49,779	168,472	741,508

Loans comprise the majority of the assets acquired in these transactions and are subject to loss sharing agreements with the FDIC whereby the FDIC has agreed to reimburse the Company for 80% of losses incurred on the purchased loans, other real estate owned, and certain other assets. Additionally, the loss share agreements with the FDIC require the Company to reimburse the FDIC in the event that actual losses on covered assets are lower than the original loss estimates agreed upon with the FDIC with respect of such assets in the loss share agreements. The Company refers to the loans subject to these loss-sharing agreements as "covered loans" and uses the term "covered assets" to refer to covered loans, covered OREO and certain other covered assets. At their respective acquisition dates, the Company estimated the fair value of the reimbursable losses to be approximately $273.3 million for the First Chicago acquisition, $48.9 million for TBOC acquisition and $6.7 million for the CFBC acquisition. For the three acquisitions subject to loss share agreements in 2010, the Company estimated the fair value of the reimbursable losses as of the acquisition date to be approximately $44.0 million for the Ravenswood acquisition, and $113.8 million for the Lincoln Park and Wheatland acquisitions. The agreements with the FDIC require that the Company follow certain servicing procedures or risk losing the FDIC reimbursement of covered asset losses.

The loans covered by the loss sharing agreements are classified and presented as covered loans and the estimated reimbursable losses are recorded as an FDIC indemnification asset in the Consolidated Statements of Condition. The Company recorded the acquired assets and liabilities at their estimated fair values at the acquisition date. The fair value for loans reflected expected credit losses at the acquisition date. Therefore, the Company will only recognize a provision for credit losses and charge-offs on the acquired loans for any further credit deterioration. See Note 5 — Allowance for Loan Losses, Allowance for Losses on Lending-Related Commitments and Impaired Loans for further discussion of the allowance on covered loans. These transactions resulted in bargain purchase gains of a total of $38.0 million in 2011, including $27.4 million for First Chicago, $8.6 million for TBOC and $2.0 million for CFBC, and are shown as a component of non-interest income on the Company's Consolidated Statements of Income. In 2010, FDIC-assisted transactions resulted in bargain purchase gains of a total of $33.3 million, including $6.8 million for Ravenswood, $22.3 million for Wheatland, and $4.2 million for Lincoln Park.

As stated above, in conjunction with FDIC-assisted transactions, the Company entered into loss share agreements with the FDIC. These agreements cover realized losses on loans, foreclosed real estate and certain other assets. These loss share assets are measured separately from the loan portfolios because they are not contractually embedded in the loans and are not transferable with the loans should the Company choose to dispose of them. Fair values at the acquisition dates were estimated based on projected cash flows available for loss-share based on the credit adjustments estimated for each loan pool and the loss share percentages. The loss share assets are also separately measured from the related loans and foreclosed real estate and recorded as FDIC indemnification assets on the Consolidated Statements of Condition. Subsequent to the acquisition date, reimbursements received from the FDIC for actual incurred losses will reduce the loss share assets. Reductions to expected losses, to the extent such reductions to expected losses are the result of an improvement to the actual or expected cash flows from the covered assets, will also reduce the loss share assets. Additions to expected losses, will require an increase to the allowance for loan losses, and a corresponding increase to the loss share assets.

The following table summarizes the activity in the Company's FDIC indemnification asset during the periods indicated:

	Year Ended December 31,
(Dollars in thousands)	2011	2010
Balance at beginning of period	$118,182	$—
Additions	343,231	160,644
Accretion	1,081	1,436
Expected reimbursements from the FDIC for changes in expected credit losses	(25,648)	193
Payments received from the FDIC	(92,595)	(44,091)

Balance at end of period	$344,251	$118,182

Other Bank Acquisitions

On September 30, 2011, the Company acquired ESBI. ESBI was the parent company of Elgin State Bank, which operated three banking locations in Elgin, Illinois. As part of this transaction, Elgin State Bank was merged into St. Charles. St. Charles acquired assets with a fair value of approximately $263.2 million, including $146.7 million of loans, and assumed liabilities with a fair value of approximately $248.4 million, including $241.1 million of deposits. Additionally, the Company recorded goodwill of $5.0 million on the acquisition.

On October 22, 2010, Wheaton Bank acquired a branch of First National Bank of Brookfield that is located in Naperville, Illinois. The acquired operations are operating as Naperville Bank & Trust. Wheaton Bank acquired assets with a fair value of approximately $22.9 million, including $10.7 million of loans, and assumed liabilities with a fair value of approximately $22.9 million, including $22.8 million of deposits. Additionally, the Company recorded goodwill of $1.7 million on the acquisition.

Wealth Management Acquisition

On July 1, 2011, the Company acquired Great Lakes Advisors, a Chicago-based investment manager with approximately $2.4 billion in assets under management. The Company acquired assets with a fair value of approximately $26.0 million and assumed liabilities with a fair value of approximately $8.8 million. The Company recorded goodwill of $15.7 million on the acquisition.

Mortgage Banking Acquisitions

On April 13, 2011, the Company acquired certain assets and assumed certain liabilities of the mortgage banking business of River City of Bloomington, Minnesota. Licensed to originate loans in five states, and with offices in Minnesota, Nebraska and North Dakota, River City originated nearly $500 million in mortgage loans in 2010.

On February 3, 2011, the Company acquired certain assets and assumed certain liabilities of the mortgage banking business of Woodfield of Rolling Meadows, Illinois. With offices in Rolling Meadows, Illinois and Crystal Lake, Illinois, Woodfield originated approximately $180 million in mortgage loans in 2010.

Life Insurance Premium Finance Acquisition

On July 28, 2009, FIFC, a wholly-owned subsidiary of the Company, purchased the majority of the U.S. life insurance premium finance assets of A.I. Credit Corp. and A.I. Credit Consumer Discount Company ("the sellers"), subsidiaries of American International Group, Inc. After giving effect to post-closing adjustments, an aggregate unpaid loan balance of $949.3 million was purchased for $685.3 million in cash. At closing, a portion of the portfolio, with an aggregate unpaid loan balance of $321.1 million, and a corresponding portion of the purchase price of $232.8 million were placed in escrow, pending the receipt of required third party consents. During the first quarter of 2010, based upon receipt of consents, the escrow was terminated and remaining funds released to the sellers and FIFC. Also, as a part of the purchase, $84.4 million of additional life insurance premium finance assets were available for future purchase by FIFC subject to the satisfaction of certain conditions. On October 2, 2009, the conditions were satisfied in relation to the majority of the additional life insurance premium finance assets and FIFC purchased $83.4 million of the $84.4 million of life insurance premium finance assets available for an aggregate purchase price of $60.5 million in cash.

Both life insurance premium finance asset purchases were accounted for as a single business combination under the acquisition method of accounting as required by applicable accounting guidance. Accordingly, the impact related to this transaction is included in the Company's financial statements only since the effective date of acquisition. The purchased assets and assumed liabilities were recorded at their respective acquisition date fair values, and identifiable intangible assets were recorded at fair value. Under ASC 805, a gain is recorded equal to the amount by which the fair value of assets purchased exceeded the fair value of liabilities assumed and consideration paid. As such, the Company recognized a $10.9 million bargain purchase gain in 2010, a $43.0 million bargain purchase gain in the fourth quarter of 2009 and a $113.1 million bargain purchase gain in the third quarter of 2009, relating to the loans acquired for which all contingencies were removed. As of March 31, 2010, the full amount of the bargain purchase gain had been recognized into income. This gain is shown as a component of non-interest income on the Company's Consolidated Statements of Income.

Purchased loans with evidence of credit quality deterioration since origination

Purchased loans acquired in a business combination are recorded at estimated fair value on their purchase date. Expected future cash flows at the purchase date in excess of the fair value of loans are recorded as interest income over the life of the loans if the timing and amount of the future cash flows is reasonably estimable ("accretable yield"). The difference between contractually required payments and the cash flows expected to be collected at acquisition is referred to as the non-accretable difference and represents probable losses in the portfolio.

In determining the acquisition date fair value of purchased impaired loans, and in subsequent accounting, the Company aggregates these purchased loans into pools of loans with common risk characteristics. Subsequent to the purchase date, increases in cash flows over those expected at the purchase date are recognized as interest income prospectively. Subsequent decreases to the expected cash flows will result in a provision for loan losses.

The Company purchased a portfolio of life insurance premium finance receivables in 2009. These purchased life insurance premium finance receivables are valued on an individual basis with the accretable component being recognized into interest income using the effective yield method over the estimated remaining life of the loans. The non-accretable portion is evaluated each quarter and if the loans' credit related conditions improve, a portion is transferred to the accretable component and accreted over future periods. In the event a specific loan prepays in whole, any remaining accretable and non-accretable discount is recognized in income immediately. If credit related conditions deteriorate, an allowance related to these loans will be established as part of the provision for credit losses.

See Note 4 — Loans, for more information on loans acquired with evidence of credit quality deterioration since origination.